Exhibit 4.13

Exhibit 4.13 Execution Version MASTER EXCLUSIVE SERVICE AGREEMENT “ ”2014 9 19 This Master Exclusive Service Agreement (this “Agreement”) is entered into as of September 19, 2014 by and among the following parties: (1) “ ” “ ”; Beijing Pioneer Technology Co., Ltd. ( ) (the “WFOE”), a wholly foreign-owned enterprise registered in Beijing under the laws of the People’s Republic of China (“PRC”); (2) “ ” Beijing New Oriental Education & Technology (Group) Co., Ltd. ( ) (“New Oriental China”), a domestic company registered in Beijing under the PRC laws; and “ ” “ ” (The WFOE and New Oriental China are hereinafter altogether referred to as the “Parties” and individually, as a “Party.”) RECITALS WHEREAS, Parties intend to utilize their respective expertise and resources to further promote their existing business and expand their market share; and 1 “ ” WHEREAS, the WFOE, together with its affiliates, intends to provide certain services to New Oriental China and its schools and subsidiaries as listed in Schedule 1 hereof and schools and/or subsidiaries form anytime and from time to time hereafter (“New Oriental Schools and Subsidiaries”); and New Oriental China and New Oriental Schools and Subsidiaries agree to accept such services only from the WFOE and affiliates.

NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, Parties hereby agree as follows:
AGREEMENT
1. Provision of Services
1.1 “ ”2
In accordance with the terms and conditions set forth in this Agreement, New Oriental China and New Oriental Schools and Subsidiaries (New Oriental China and New Oriental Schools and Subsidiaries collectively, the “Service Receiving Parties”) hereby irrevocably appoint and designate the WFOE as their exclusive service provider to provide the technical and business support services as set forth in Schedule 2.
1.2
During the term of this Agreement, Service Receiving Parties shall not, without the WFOE’s written consent, directly and indirectly, obtain the same or similar services as provided under this Agreement from any third party, or enter into any similar service agreement with any third party other than the Service Providers designated by the WFOE.
2. WFOE’s Power to Designate Service Provider; Statement of Work
2.1 “ ”
The WFOE has the right to designate and appoint, at its sole discretion, any entities affiliated with the WFOE to provide any and all service set forth in Section 1 hereof. Without limiting the generality of the foregoing, the WFOE hereby designates and appoints Beijing Hewstone
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Technology Co., Ltd., Beijing Decision Education & Consulting Co., Ltd., Shanghai Smart Words Software Technology Co., Ltd., Beijing Smart Wood Software Technology Co., Ltd., Beijing Right Time Technology Co., Ltd., Beijing Joy Tend Technology Co., Ltd., Beijing Magnificence Technology Co., Ltd. and Beijing Top Technology Co., Ltd. and their respective subsidiaries as additional service providers (together with the WFOE, the “Service Providers”) to provide service set forth in Section 1 hereof.
2.2 “ ” 2
Service Providers shall determine the specific contents of services within the scope listed in Schedule 2 with the Service Receiving Parties in one or more separate service agreements (each, a “Service Agreement”).
2.3 3 “ ”
Parties agree that the various service agreements the WFOE or its affiliates have entered into with Service Receiving Parties (the “Existing Service Agreements”) as set forth in Schedule 3 shall remain effective according to their terms; provided, however, in case of any conflict between this Agreement and any of the Existing Service Agreements, the terms and conditions under this Agreement shall prevail.
3. Service Fee and Payment
3.1 2
The WFOE shall have the right to determine, at its reasonable discretion, the service fee and proper payment manners for Service Receiving Parties. The calculation and payment manners of the service fee are stipulated in Schedule 2 of the Agreement.
3.2 10
If the WFOE, in its reasonable discretion, determines that the fee calculation mechanism specified shall no longer apply for any reasons at any time or from time to time during the term of this Agreement, the WFOE shall have the rights to adjust the fee by giving a 10-day written notice to Service Receiving Parties.
4. Intellectual Property Rights
4.1
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Any intellectual properties developed by performance of this Agreement, including but not limited to copyrights, patents, knowhow and trade secrets, belong to Service Providers, and Service Receiving Parties shall enjoy no rights other than those expressly provided herein.
4.2
If a development is based on the intellectual properties owned by Service Receiving Parties, Service Receiving Parties shall warrant and guarantee that such intellectual properties are flawless. Otherwise, Service Receiving Parties shall bear all damages and losses caused to Service Providers by any flaw of such intellectual properties. If the Service Providers are to bear any liabilities to any third party thus caused, it has the right to recover all of its losses from Service Receiving Parties.
4.3
The Parties agree that this section shall survive the termination or expiration of this Agreement.
5. WFOE’s Financial Support
5.1
To ensure that the cash flow requirements with regard to the business operations of Service Receiving Parties are met and/or to set off loss accrued during such operations, the WFOE agrees that it shall, to the extent permissible under PRC law, through itself or its designated person, provide financial support to Service Receiving Parties. The WFOE’s financing support for Service Receiving Parties may take the form of bank entrusted loans or borrowings.
6. Representations and Warranties
6.1
The WFOE hereby represents and warrants as follows:
(a)
It is a wholly foreign-owned enterprise duly incorporated and validly existing under PRC law;
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(b) Its execution and performance of this Agreement are within WFOE’s corporate power and business scope. It has taken necessary corporate actions and obtained appropriate authorizations, and has obtained the necessary consents or approvals from other third parties or government agencies. The execution and performance of this Agreement by the WFOE do not violate the laws and contracts binding upon the WFOE; and
(c)
Upon execution, this Agreement will constitute a legal, valid and binding obligation of the WFOE enforceable against the WFOE in accordance with its terms.
6.2
Each of Service Receiving Parties, separately and jointly, represent and warrant as follows:
(a)
It is an legal person duly incorporated and validly existing under PRC law;
(b)
Its execution and performance of this Agreement are within its entity power and business scope. It has taken necessary entity actions and obtained appropriate authorizations, and has obtained the necessary consents or approvals from other third parties or government agencies. Its execution and performance of this Agreement do not violate the laws and contracts binding upon it; and
(c)
Upon execution, this Agreement will constitute a legal, valid and binding obligation of Service Receiving Parties enforceable against them in accordance with its terms.
7. Confidentiality
7.1 “ ”
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Service Receiving Parties agree to take all reasonable steps to protect and maintain the confidentiality of the confidential data and information received by Service Receiving Parties in connection with the performance of this Agreement (collectively, the “Confidential Information”). Service Receiving Parties shall not disclose, give or transfer any Confidential Information to any third party without WFOE’s prior written consent. Upon termination of this Agreement, Service Receiving Parties shall, at WFOE’s request, return or destroy any and all documents, information or software containing any of such Confidential Information to WFOE, and delete all of such Confidential Information from any memory devices, and cease to use such Confidential Information.
7.2 (a) (b) (c)
Each Party shall maintain the confidentiality of all Confidential Information, and without obtaining the written consent of other Parties, it shall not disclose any relevant information to any third parties, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange; or (c) information required to be disclosed by any Party to its legal counsel or financial advisor regarding the transaction contemplated hereunder, and such legal counsel or financial advisor are also bound by confidentiality duties similar to the duties in this section. Disclosure of any Confidential Information by the staff members or agency hired by any Party shall be deemed disclosure of such Confidential Information by such Party, which Party shall be held liable for breach of this Agreement. This section shall survive the termination of this Agreement for any reason.
8. Effective Date and Term
8.1
This Agreement shall be signed and take effect as of the date first set forth above.
8.2 10 (10)30
The term of this Agreement is ten (10) years and shall be automatically extended for successive ten (10) years unless terminated as provided herein. Notwithstanding the foregoing provisions, the WFOE may terminate this Agreement at any time with a written notice to New
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Oriental China given thirty (30) days in advance. None of Service Receiving Parties can terminate this Agreement.
8.3
During the term of this Agreement, each Party shall renew its operation term prior to the expiration thereof so as to enable this Agreement to remain effective. This Agreement shall be terminated upon the expiration of the operation term of a Party if the application for renewal of its operation term is not approved by relevant government authorities.
9. Governing Law
This Agreement shall be construed in accordance with and governed by the laws of the PRC.

10.	Dispute Resolution

Any dispute or claim arising out of or in connection with or relating to this Agreement shall be resolved by the WFOE and New Oriental China, or New Oriental China on behalf of New Oriental Schools and Subsidiaries in good faith through negotiations. In case no resolution can be reached by the WFOE and New Oriental China, such dispute shall be submitted to Beijing Arbitration Commission for arbitration in accordance with its rules of arbitration in effect at the time of applying for arbitration and the place of arbitration shall be in Beijing. The language of the proceedings shall be Chinese. The arbitral award is final and binding upon all Parties.

11.	Notices

11.1
For purpose of the Notices hereunder, New Oriental China will give or receive the relevant notice on behalf New Oriental Schools and Subsidiaries where applicable. The WFOE’s notice being given to New Oriental China shall be deemed being given to Service Receiving Parties.
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11.2 (a) (b)10 (c)
Notices or other communications required to be given by any party pursuant to this Agreement shall be written in English or Chinese and delivered personally or sent by registered mail or postage prepaid mail or by a recognized courier service or by facsimile transmission to the address of each relevant party as specified by such party from time to time. The date when the notice is deemed to be duly served shall be determined as follows: (a) a notice delivered personally is deemed duly served upon delivery; (b) a notice sent by mail is deemed duly served the tenth (10th) day after the date when the postage prepaid registered airmail was sent out (as is shown on the postmark), or the fourth (4th) day after the delivery date to the courier service company; and (c) a notice sent by facsimile transmission is deemed duly served upon the receipt time as is shown on the transmission confirmation for relevant documents.
11.3
For the purpose of notices, the addresses of the Parties are as follows:
Beijing Pioneer Technology Co., Ltd. 3 B 315 Address: Room 315, Tower B, No. 3 Danleng Street, Haidian District, Beijing Attn: Xiang Wang (86-10)60908208 Phone: (86-10)60908208
Beijing New Oriental Education & Technology (Group) Co., Ltd. 6 9 Address: No. 6 Haidian Mid Street, Haidian District, Beijing Attn: Rui Guan (86-10) 60908112 Phone: (86-10) 60908112
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12.	New Oriental Schools and Subsidiaries

12.1 4
New Oriental China shall procure New Oriental Schools and Subsidiaries and any new schools or subsidiaries established, formed or incorporated after the date of this Agreement to execute a Joinder Agreement in a form attached as Schedule 4 so that such existing or new schools or subsidiaries shall become parties to this Agreement. Before any New Oriental Schools and Subsidiaries execute the Joinder Agreement, New Oriental China shall guarantee, undertake and procure such New Oriental Schools and Subsidiaries to comply all terms and conditions of this Agreement.
12.2
A person or entity who has entered into a Joinder Agreement pursuant to this Agreement shall have the benefit of and be subject to the burden of all the provisions of this Agreement as if he were party to it in the capacity designated in the Joinder Agreement, and this Agreement shall be interpreted accordingly.

13.	Assignment

13.1
Service Receiving Parties shall not assign any of their respective rights or obligations under this Agreement to any third party without the prior written consent of the WFOE.
13.2
Service Receiving Parties hereby agree that the WFOE may assign its rights and obligations under this Agreement as the WFOE may decide at its sole discretion, only be subject to a written notice to New Oriental China.
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14. Severability
If any provision of this Agreement is judged to be invalid or unenforceable because it is inconsistent with applicable laws, such invalidity or unenforceability shall be only with respect to such laws, and the validity, legality and enforceability of the other provisions hereof shall not be affected.
15. Amendment or Supplement
Any amendment or supplement to this Agreement shall be made by Parties in writing. The amendments or supplements duly executed by each party shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.
16. Counterparts
This Agreement shall be executed in two originals by all Parties, with the WFOE and New Oriental China holding one original. All originals shall have the same legal effect. The Agreement may be executed in one or more counterparts.
17. Languages
This Agreement is written in English and Chinese. Both language versions shall have the equal validity. In case of any discrepancy between the English version and the Chinese version, the English version shall prevail.
[Signature page follows]
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IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
Beijing Pioneer Technology Co., Ltd.
Authorized Representative:
Signature: /s/ Authorized Representative
Seal: /s/ Company Seal
Beijing New Oriental Education & Technology (Group) Co., Ltd.
Authorized Representative:
Signature: /s/ Authorized Representative
Seal: /s/ Company Seal
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SCHEDULE 1 1 List of New Oriental Schools and Subsidiaries No. English Name of Schools Chinese Name of Schools 1. Beijing Haidian District Privately-Funded New Oriental School 2. Beijing Changping New Oriental Foreign Language School 3. Shanghai Yangpu District New Oriental Advanced Study School 4. Guangzhou Haizhu District Privately-Funded New Oriental Training School 5. Guangzhou Panyu Privately-Funded New Oriental Training Center 6. Guangzhou New Oriental Training School 7. Wuhan New Oriental Training School 8. Tianjin New Oriental Training School 9. Xi’an Yanta District New Oriental Training School 10. Nanjing Gulou New Oriental Advanced Study School 11. Shenzhen New Oriental Training School 12. Shenyang New Oriental Foreign Language Training School 13. Chongqing New Oriental Training School 14. Chengdu New Oriental School 15. Xiangyang New Oriental Training School 16. Harbin Nangang District New Oriental Training School 17. Changsha Furong District New Oriental Training School 18. Taiyuan New Oriental Training School 19. Jinan New Oriental School 20. Hangzhou New Oriental School 21. Fuyang New Oriental Training School 22. Changchun New Oriental Training School 23. Zhengzhou New Oriental Training School 24. Foshan New Oriental Training School 25. Suzhou New Oriental School 26. Shijiazhuang New Oriental School 27. Hefei New Oriental Foreign Language Training School Sch-1-1

No. English Name of Schools Chinese Name of Schools 28. Fuzhou Gulou District New Oriental Training school 29. Yunnan New Oriental Training School 30. Anshan New Oriental Training School 31. Zhuzhou New Oriental Training School 32. Yichang Xiling District New Oriental School 33. Wuxi New Oriental Advanced Study School 34. Jingzhou New Oriental School 35. Nanchang Donghu District New Oriental Language School 36. Dalian New Oriental Training School 37. Huangshi New Oriental Training School 38. Ningbo New Oriental School 39. Lanzhou Chengguan District New Oriental School 40. Xiamen Siming District New Oriental Education Training School 41. Qingdao New Oriental Language Training School 42. Nanning New Oriental Education Training School 43. Changchun Tongwen Senior High School 44. Changchun Tongwen Gaokao Training School 45. Xuzhou New Oriental Advanced Study School 46. Xiangtan Yuhu District New Oriental School 47. Zhenjiang New Oriental Training Center 48. Luoyang New Oriental School 49. Nantong Chongchuan District New Oriental School 50. Jilin Chuanying District New Oriental Taining School 51. Guiyang Yunyan District New Oriental School 52. Inner Mongolia Huhhot New Oriental School 53. Tangshan Lubei District New Oriental School 54. Urumqi New Oriental Training School 55. Beijing New Oriental Yangzhou Foreign Language School 56. Shiyan New Oriental School 57. China Management Software Institute 2. Subsidiaries No. English Name of Subsidiaries Chinese Name of Subsidiaries Sch-1-2

No. English Name of Subsidiaries Chinese Name of Subsidiaries
58. Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
59. Beijing New Oriental Dogwood Advertisement Co., Ltd.
60. Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.
61. Shanghai Dogwood Bookstore & Audio-Visual Products Co., Ltd.
62. Guangzhou Dogwood Bookstore & Audio-Visual Products Co., Ltd.
63. Wuhan New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
64. Tianjin Dogwood Bookstore & Audio-Visual Products Co., Ltd.
65. Xi’an New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
66. Nanjing New Oriental Dogwood Bookstore Products Co., Ltd.
67. Shenyang New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
68. Chengdu New Oriental Dogwood Bookstore Products Co., Ltd.
69. Chongqing New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
70. Harbin New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
71. Changsha New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
72. Changchun New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
73. Taiyuan New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
74. Hefei Dogwood Bookstore & Audio-Visual Products Co., Ltd.
75. Fuzhou Gulou District Dogwood Bookstore & Audio-Visual Products Co., Ltd.
76. Hangzhou Dogwood Bookstore Products Co., Ltd.
77. Nanchang Dogwood Bookstore & Audio-Visual Products Co., Ltd.
78. Kunming Dogwood Bookstore & Audio-Visual Products Co., Ltd.
79. Dalian New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
80. Jinan Dogwood Bookstore & Audio-Visual Products Co., Ltd.
Sch-1-3

No. English Name of Subsidiaries Chinese Name of Subsidiaries
81. Lanzhou New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
82. Shijiazhuang New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
83. Ningbo Haishu New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
84. Suzhou New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
85. Qingdao New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
86. Xuzhou New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
87. Urumqi Dogwood Bookstore & Audio-Visual Products Co., Ltd.
88. Xiamen New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
89. Huhhot Dogwood Bookstore & Audio-Visual Products Co., Ltd.
90. Beijing New Oriental Xuncheng Network Technology Co., Ltd.
91. Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
92. Shanghai Vision Overseas Service Company Limited
93. Shandong New Oriental Vision Overseas Consultancy Co., Ltd.
94. Leci Internet Technology(Beijing) Company Limited
95. Beijing Dianshijingwei Technology Company Limited
Sch-1-4

Schedule 2 2 Contents of Service, Calculation and Payment of the Service Fee
1. Contents of Service
1.1 Providing the following technology development and transfer, technical consulting services:
(a) New Enrollment System,
(b) HS HS Intelligent Learning Progress Management System,
(c) Data-Protected Media Distribution System,
(d) Education Call Center Platform System,
(e) CRM System,
(f) Overseas Study Management System,
(g) Multi-dimensional Thesaurus Management System,
(h) Students Online Service Platform System,
(i) Courses Search Platform System,
(j) DPS IETLS DPS Learning System,
(k) Teaching and Research Materials Compiling System,
(l) Distance Teacher Development System,
Sch-2-1

(m) Book Evaluation and Research System, and
(n) Diagnostic and Evaluation of Students’ Learning System;
1.2 Providing occupation and pre-occupation staff training services;
1.3 Providing public relation services;
1.4 Providing market investigation, research and consulting services;
1.5 Providing mid or short-term market development, market plan services;
1.6 Providing human resource management and internal information management;
1.7 Providing network development, updating and daily maintenance;
1.8 Providing sale services of self-produced products;
1.9 Licensing of software and trademark;
1.10 / Selling and authorizing New Oriental China and New Oriental Schools and Subsidiaries to license software, and/or
1.11 Other services determined from time to time by WFOE according to the need of business and capacity of Service Providers.
2. Calculation and Payment of Service Fee
2.1 The fee for the services provided under this Agreement is calculated based on the revenue of a Service Receiving Party and the corresponding operating cost and sales, management and other costs and expenses incurred by the Service Receiving Party, and may be charged in the form of:
Sch-2-2

(a) a percentage of the revenue of the Service Receiving Party;
(b) a fixed fee for each new enrollment;
(c) / a fixed license fee for certain software; and/or
(d) other method determined from time to time by WFOE according to the nature of services provided.
2.2
The specific amount of such fee shall be determined by a Service Provider through taking account of the following factors, and a Service Provider shall send New Oriental China or the respective New Oriental School or other parties written confirmation for service fee:
(a) The technical difficulty and complexity of the services provided by the Service Provider;
(b) The time spent by employees of the Service Provider concerning the services;
(c) The contents and commercial value of the services provided by the Service Provider;
(d) The benchmark price of similar services in the market.
3. 10 10 10
A Service Provider will calculate service fee payable on a fixed term basis and send the Service Receiving Party corresponding invoices. The Service Receiving Party shall pay the fee to the bank account designated by the Service Provider within 10 business days after receipt of such invoices, and send a copy of the remittance certificate by facsimile or mail to the Service Provider within 10 business days after payment. The Service Provider shall issue a receipt within 10 business days after receipt of the service fee.
Sch-2-3

Schedule 33 List of Existing Service Agreements
NO.
Existing Service Agreement
1 New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School
2 New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Guangzhou New Oriental Training School
3 New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Tianjin New Oriental Training School
4 New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Xi’an Yanta District New Oriental Training School
5 New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School
6 New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Shenzhen New Oriental Training School
7 New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Chongqing New Oriental Training School
8 New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Chengdu New Oriental School
9 New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Changsha Furong District New Oriental Training School
10 New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Taiyuan New Oriental Training School
11 New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Changchun New Oriental Training School
12 New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Suzhou New Oriental School
13 New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Yunnan New Oriental Training School
14 New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Lanzhou Chengguan District New Oriental School Sch-3-1

NO.
Existing Service Agreement
15 New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Xiamen Siming District New Oriental Education Training School
16 New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Jilin Chuanying District New Oriental Training School
17 Deep Research and Development Service Agreement - Knowledge Management Platform Database System between Beijing Decision Education & Consulting Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
18 Deep Research and Development Service Agreement - Knowledge Management Platform Database System between Beijing Decision Education & Consulting Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School
19 Deep Research and Development Service Agreement - Knowledge Management Platform Database System between Beijing Decision Education & Consulting Co., Ltd. and Tianjin New Oriental Training School
20 Deep Research and Development Service Agreement - Knowledge Management Platform Database System between Beijing Decision Education & Consulting Co., Ltd. and Shenyang New Oriental Foreign Language Training School
21 Deep Research and Development Service Agreement - Knowledge Management Platform Database System between Beijing Decision Education & Consulting Co., Ltd. and Changsha Furong District New Oriental Training School
22 Deep Research and Development Service Agreement - Knowledge Management Platform Database System between Beijing Decision Education & Consulting Co., Ltd. and Hefei New Oriental Foreign Language Training School
23 Deep Research and Development Service Agreement - Knowledge Management Platform Database System between Beijing Decision Education & Consulting Co., Ltd. and Ningbo New Oriental School
24 Deep Research and Development Service Agreement - iLearn Online Learning Platform between Beijing Decision Education & Consulting Co., Ltd. and Shenzhen New Oriental Training School
25 Deep Research and Development Service Agreement - iLearn Online Learning Platform between Beijing Decision Education & Consulting Co., Ltd. and Hefei New Oriental Foreign Language Training School
26 Deep Research and Development Service Agreement - iLearn Online Learning Platform between Beijing Decision Education & Consulting Co., Ltd. and Urumqi New Oriental Training School
27 Technology Service Agreement – Education Call Center Platform Development V1.0 between Beijing Pioneer Technology Company Limited and Beijing Haidian District Privately-Funded New Oriental School
28 Technology Service Agreement – Education Call Center Platform Development V1.0 between Beijing Pioneer Technology Company Limited and Changchun New Oriental Training School
29 Technology Service Agreement – Education Call Center Platform Development V1.0 between Beijing Pioneer Technology Company Limited and Nanchang Donghu District New Oriental Language School
30 Technology Service Agreement – Education Call Center Platform Development Sch-3-2

NO.
Existing Service Agreement
V1.0 between Beijing Pioneer Technology Company Limited and Xiamen Siming District New Oriental Education Training School
31 Technology Service Agreement – New Oriental CRM System Development V1.0 between Beijing Pioneer Technology Company Limited and Zhengzhou New Oriental Training School
32 Technology Service Agreement – New Oriental CRM System Development V1.0 between Beijing Pioneer Technology Company Limited and Suzhou New Oriental School
33 Technology Service Agreement – New Oriental CRM System Development V1.0 between Beijing Pioneer Technology Company Limited and Lanzhou Chengguan District New Oriental School
34 Technology Service Agreement – New Oriental CRM System Development V1.0 between Beijing Pioneer Technology Company Limited and Xiamen Siming District New Oriental Education Training School
35 Technology Service Agreement - Overseas Study Consultation Software V1.0 between Beijing Pioneer Technology Company Limited and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
36 Technology Service Agreement – Teaching and Research Materials Compiling System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
37 Technology Service Agreement – Teaching and Research Materials Compiling System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School
38 Technology Service Agreement – Teaching and Research Materials Compiling System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Taiyuan New Oriental Training School
39 Technology Service Agreement – Teaching and Research Materials Compiling System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
40 Technology Service Agreement – Distance Teacher Development System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Wuhan New Oriental Training School
41 Technology Service Agreement – Book Evaluation and Research and Development System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
42 Technology Service Agreement – Diagnostic and Evaluation of Students’ Learning System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
43 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
44 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
45 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School
46 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Guangzhou New Oriental Training School Sch-3-3

NO.
Existing Service Agreement
47 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Wuhan New Oriental Training School
48 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School
49 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School
50 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Chongqing New Oriental Training School
51 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Chengdu New Oriental School
52 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Xiangyang New Oriental Training School
53 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Harbin Nangang District New Oriental Training School
54 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Luoyang New Oriental School
55 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Suzhou New Oriental School
56 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
57 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School
58 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School
59 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Jilin Chuanying District New Oriental Training School
60 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Urumqi New Oriental Training School
61 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
62 Deep Research and Development Service Agreement – Teaching Data Analysis Platform between Beijing Right Time Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
63 Deep Research and Development Service Agreement – Entering Capacity Evaluation Platform between Beijing Right Time Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd. Sch-3-4

NO.
Existing Service Agreement
64 Deep Research and Development Service Agreement – Entering Capacity Evaluation Platform between Beijing Right Time Technology Co., Ltd. and Shanghai Vision Overseas Service Company Limited
65 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
66 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
67 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Wuhan New Oriental Training School
68 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School
69 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Shenzhen New Oriental Training School
70 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Chongqing New Oriental Training School
71 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School
72 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Zhengzhou New Oriental Training School
73 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Suzhou New Oriental School
74 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Hefei New Oriental Foreign Language Training School
75 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
76 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School
77 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Urumqi New Oriental Training School
78 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Changchun Tongwen Gaokao Training School
79 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
80 Deep Research and Development Service Agreement – CMS Website Content Support Platform between Beijing Joy Tend Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd. Sch-3-5

NO.
Existing Service Agreement
81 Deep Research and Development Service Agreement – CMS Website Content Support Platform between Beijing Joy Tend Technology Co., Ltd. and Shanghai Vision Overseas Service Company Limited
82 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
83 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
84 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Tianjin New Oriental Training School
85 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Chongqing New Oriental Training School
86 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Chengdu New Oriental School
87 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Xiangyang New Oriental Training School
88 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Harbin Nangang District New Oriental Training School
89 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Changsha Furong District New Oriental Training School
90 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Taiyuan New Oriental Training School
91 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Jinan New Oriental School
92 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School
93 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Luoyang New Oriental School
94 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
95 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Ningbo New Oriental School
96 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Jilin Chuanying District New Oriental Training School
97 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Urumqi New Oriental Training School Sch-3-6

NO.
Existing Service Agreement
98 Deep Research and Development Service Agreement – Operating Support System between Beijing Top Technology Co., Ltd. and Changsha Furong District New Oriental Training School
99 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
100 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
101 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School
102 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center
103 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Guangzhou New Oriental Training School (Yuexiu District)
104 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Wuhan New Oriental Training School
105 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Tianjin New Oriental Training School
106 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School
107 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School
108 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Shenzhen New Oriental Training School
109 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Shenyang New Oriental Foreign Language Training School
110 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Chongqing New Oriental Training School
111 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Chengdu New Oriental School
112 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Harbin Nangang District New Oriental Training School
113 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Changsha Furong District New Oriental Training School
114 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Taiyuan New Oriental Training School
115 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Jinan New Oriental School
116 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Changchun New Oriental Training School
117 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School
118 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Zhengzhou New Oriental Training School
119 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Foshan New Oriental Training School
120 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Suzhou New Oriental School
121 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Shijiazhuang New Oriental School
122 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Hefei New Oriental Foreign Language Training School Sch-3-7

NO.
Existing Service Agreement
123 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Fuzhou Gulou District New Oriental Training School
124 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Yunnan New Oriental Training School
125 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Anshan New Oriental Training School
126 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Zhuzhou New Oriental Training School
127 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Wuxi New Oriental Advanced Study School
128 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
129 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Jingzhou New Oriental School
130 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Dalian New Oriental Training School
131 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Ningbo New Oriental School
132 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School
133 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School
134 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Changchun Tongwen Gaokao Training School
135 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
136 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.
137 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
138 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Qingdao New Oriental Language Training School
139 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Shanghai Vision Overseas Service Company Limited
140 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Beijing Haidian District Privately-Funded New Oriental School
141 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Shanghai Yangpu District New Oriental Advanced Study School
142 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Guangzhou Haizhu District Privately-Funded New Oriental Training School
143 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center
144 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Guangzhou New Oriental Training School (Yuexiu District)
145 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Wuhan New Oriental Training School
146 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Tianjin New Oriental Training School Sch-3-8

NO.
Existing Service Agreement
147 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Xi’an Yanta District New Oriental Training School
148 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Nanjing Gulou New Oriental Advanced Study School
149 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Shenzhen New Oriental Training School
150 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Shenyang New Oriental Foreign Language Training School
151 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Chongqing New Oriental Training School
152 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Chengdu New Oriental School
153 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Harbin Nangang District New Oriental Training School
154 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Changsha Furong District New Oriental Training School
155 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Taiyuan Oriental Training School
156 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Jinan New Oriental School
157 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Changchun New Oriental Training School
158 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Hangzhou New Oriental Advanced Study School
159 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Zhengzhou New Oriental Training School
160 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Foshan New Oriental Training School
161 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Suzhou New Oriental School
162 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Shijiazhuang New Oriental School
163 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Hefei New Oriental Foreign Language Training School
164 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Fuzhou Gulou District New Oriental Training School
165 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Yunnan New Oriental Training School
166 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Anshan New Oriental Training School
167 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Wuxi New Oriental Advanced Study School
168 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Nanchang Donghu District New Oriental Language School
169 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Jingzhou New Oriental School
170 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Dalian New Oriental Training School
171 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Ningbo New Oriental School Sch-3-9

NO.
Existing Service Agreement
172 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Lanzhou Chengguan District New Oriental School
173 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Xiamen Siming District New Oriental Education Training School
174 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Qingdao New Oriental Language Training School
175 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Changchun Tongwen Gaokao Training School
176 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
177 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.
178 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
179 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Shanghai Vision Overseas Service Company Limited
180 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Beijing Haidian District Privately-Funded New Oriental School
181 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Shanghai Yangpu District New Oriental Advanced Study School
182 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Guangzhou Haizhu District Privately-Funded New Oriental Training School
183 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center
184 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Guangzhou New Oriental Training School (Yuexiu District)
185 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Wuhan New Oriental Training School
186 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Tianjin New Oriental Training School
187 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Xi’an Yanta District New Oriental Training School
188 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Nanjing Gulou New Oriental Advanced Study School
189 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Shenzhen New Oriental Training School
190 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Shenyang New Oriental Foreign Language Training School
191 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Chongqing New Oriental Training School Sch-3-10

NO.
Existing Service Agreement
192 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Chengdu New Oriental School
193 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Harbin Nangang District New Oriental Training School
194 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Taiyuan New Oriental Training School
195 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Jinan New Oriental School
196 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Changchun New Oriental Training School
197 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Hangzhou New Oriental Advanced Study School
198 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Zhengzhou New Oriental Training School
199 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Suzhou New Oriental School
200 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Shijiazhuang New Oriental School
201 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Hefei New Oriental Foreign Language Training School
202 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Fuzhou Gulou District New Oriental Training School
203 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Yunnan New Oriental Training School
204 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Nanchang Donghu District New Oriental Language School
205 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Dalian New Oriental Training School
206 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Ningbo New Oriental School
207 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Lanzhou Chengguan District New Oriental School
208 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Qingdao New Oriental Language Training School
209 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Changchun Tongwen Gaokao Training School
210 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Jilin Chuanying District New Oriental Training School
211 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Beijing New Oriental Dogwood Cultural Sch-3-11

NO.
Existing Service Agreement
Communications Co., Ltd.
212 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.
213 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
214 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Shanghai Vision Overseas Service Company Limited
215 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
216 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
217 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School
218 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center
219 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Guangzhou New Oriental Training School (Yuexiu District)
220 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Wuhan New Oriental Training School
221 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Tianjin New Oriental Training School
222 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School
223 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School
224 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Shenzhen New Oriental Training School
225 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Shenyang New Oriental Foreign Language Training School
226 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Chongqing New Oriental Training School
227 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Chengdu New Oriental School
228 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Harbin Nangang District New Oriental Training School
229 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Changsha Furong District New Oriental Training School
230 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Taiyuan New Oriental Training School
231 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Jinan New Oriental School
232 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Changchun New Oriental Training School
233 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School Sch-3-12

NO.
Existing Service Agreement
234 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Zhengzhou New Oriental Training School
235 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Foshan New Oriental Training School
236 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Suzhou New Oriental School
237 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Shijiazhuang New Oriental School
238 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Hefei New Oriental Foreign Language Training School
239 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Fuzhou Gulou District New Oriental Training School
240 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Yunnan New Oriental Training School
241 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
242 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Dalian New Oriental Training School
243 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Ningbo New Oriental School
244 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School
245 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School
246 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Qingdao New Oriental Language Training School
247 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Changchun Tongwen Gaokao Training School
248 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Jilin Chuanying District New Oriental Training School
249 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
250 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.
251 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
252 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
253 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
254 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School
255 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center
256 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Guangzhou New Oriental Training School (Yuexiu District)
257 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Wuhan New Oriental Training School Sch-3-13

NO.
Existing Service Agreement
258 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Tianjin New Oriental Training School
259 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School
260 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School
261 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Shenzhen New Oriental Training School
262 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Shenyang New Oriental Foreign Language Training School
263 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Chongqing New Oriental Training School
264 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Chengdu New Oriental School
265 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Harbin Nangang District New Oriental Training School
266 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Changsha Furong District New Oriental Training School
267 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Taiyuan New Oriental Training School
268 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Jinan New Oriental School
269 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Changchun New Oriental Training School
270 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School
271 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Zhengzhou New Oriental Training School
272 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Suzhou New Oriental School
273 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Shijiazhuang New Oriental School
274 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Hefei New Oriental Foreign Language Training School
275 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Fuzhou Gulou District New Oriental Training School
276 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Yunnan New Oriental Training School
277 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
278 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Dalian New Oriental Training School
279 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Ningbo New Oriental School
280 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School
281 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School
282 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Qingdao New Oriental Language Training School Sch-3-14

NO.
Existing Service Agreement
283 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Changchun Tongwen Gaokao Training School
284 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Jilin Chuanying District New Oriental Training School
285 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Urumqi New Oriental Training School
286 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Shiyan New Oriental Training School
287 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Xiangyang New Oriental Training School
288 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
289 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.
290 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
291 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Shanghai Vision Overseas Service Company Limited
292 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
293 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School
294 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center
295 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Guangzhou New Oriental Training School (Yuexiu District)
296 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Wuhan New Oriental Training School
297 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Tianjin New Oriental Training School
298 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School
299 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School
300 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Shenzhen New Oriental Training School
301 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Shenyang New Oriental Foreign Language Training School
302 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Chongqing New Oriental Training School
303 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Chengdu New Oriental School
304 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Harbin Nangang District New Oriental Training School
305 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Changsha Furong District New Oriental Training School
306 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Taiyuan New Oriental Training School
307 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Jinan New Oriental School Sch-3-15

NO.
Existing Service Agreement
308 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Changchun New Oriental Training School
309 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School
310 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Zhengzhou New Oriental Training School
311 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Suzhou New Oriental School
312 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Shijiazhuang New Oriental School
313 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Hefei New Oriental Foreign Language Training School
314 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Fuzhou Gulou District New Oriental Training School
315 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Yunnan New Oriental Training School
316 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Wuxi New Oriental Advanced Study School
317 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
318 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Dalian New Oriental Training School
319 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Ningbo New Oriental School
320 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School
321 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School
322 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Qingdao New Oriental Language Training School
323 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Changchun Tongwen Gaokao Training School
324 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Jilin Chuanying District New Oriental Training School
325 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Urumqi New Oriental Training School
326 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Shiyan New Oriental Training School
327 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Xiangyang New Oriental Training School
328 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Luoyang New Oriental School
329 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
330 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.
331 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
332 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Shanghai Vision Overseas Service Company Limited Sch-3-16

NO.
Existing Service Agreement
333 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
334 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School
335 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center
336 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Guangzhou New Oriental Training School (Yuexiu District)
337 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Wuhan New Oriental Training School
338 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Tianjin New Oriental Training School
339 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School
340 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School
341 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Shenzhen New Oriental Training School
342 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Shenyang New Oriental Foreign Language Training School
343 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Chongqing New Oriental Training School
344 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Chengdu New Oriental School
345 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Harbin Nangang District New Oriental Training School
346 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Changsha Furong District New Oriental Training School
347 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Taiyuan New Oriental Training School
348 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Jinan New Oriental School
349 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Changchun New Oriental Training School
350 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School
351 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Zhengzhou New Oriental Training School
352 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Suzhou New Oriental School
353 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Shijiazhuang New Oriental School
354 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Hefei New Oriental Foreign Language Training School
355 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Fuzhou Gulou District New Oriental Training School
356 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Yunnan New Oriental Training School Sch-3-17

NO.
Existing Service Agreement
357 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Wuxi New Oriental Advanced Study School
358 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
359 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Dalian New Oriental Training School
360 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Ningbo New Oriental School
361 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School
362 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School
363 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Qingdao New Oriental Language Training School
364 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Changchun Tongwen Gaokao Training School
365 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Jilin Chuanying District New Oriental Training School
366 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Urumqi New Oriental Training School
367 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Shiyan New Oriental Training School
368 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Xiangyang New Oriental Training School
369 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Luoyang New Oriental School
370 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
371 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.
372 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
373 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Shanghai Vision Overseas Service Company Limited
374 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
375 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School
376 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center
377 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Guangzhou New Oriental Training School (Yuexiu District)
378 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Wuhan New Oriental Training School
379 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Tianjin New Oriental Training School
380 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School Sch-3-18

NO.
Existing Service Agreement
381 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School
382 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Shenzhen New Oriental Training School
383 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Shenyang New Oriental Foreign Language Training School
384 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Chongqing New Oriental Training School
385 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Chengdu New Oriental School
386 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Harbin Nangang District New Oriental Training School
387 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Changsha Furong District New Oriental Training School
388 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Taiyuan New Oriental Training School
389 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Jinan New Oriental School
390 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Changchun New Oriental Training School
391 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School
392 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Zhengzhou New Oriental Training School
393 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Suzhou New Oriental School
394 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Shijiazhuang New Oriental School
395 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Hefei New Oriental Foreign Language Training School
396 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Fuzhou Gulou District New Oriental Training School
397 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Yunnan New Oriental Training School
398 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
399 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Dalian New Oriental Training School
400 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Ningbo New Oriental School
401 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School
402 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School
403 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Qingdao New Oriental Language Training School
404 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Changchun Tongwen Gaokao Training School
405 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Jilin Chuanying District New Oriental Training School Sch-3-19

NO.
Existing Service Agreement
406 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Nanning New Oriental Education Training School
407 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Urumqi New Oriental Training School
408 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Shiyan New Oriental Training School
409 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Xiangyang New Oriental Training School
410 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Luoyang New Oriental School
411 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Wuxi New Oriental Advanced Study School
412 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
413 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.
414 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
415 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Shanghai Vision Overseas Service Company Limited
416 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Nanning New Oriental Education Training School
417 Software Sales Agreement between Beijing Pioneer Technology Co., Ltd. and Nanning New Oriental Education Training School
418 Software Sales Agreement between Shanghai Smart Words Software Technology Co., Ltd. and Nanning New Oriental Education Training School
419 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Nanning New Oriental Education Training School
420 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Nanning New Oriental Education Training School
421 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Nanning New Oriental Education Training School
422 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Nanning New Oriental Education Training School
423 Deep Research and Development Service Agreement – Interactive Test Paper Evaluation Platform between Beijing Shenghe Software Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
424 Deep Research and Development Service Agreement – Interactive Test Paper Evaluation Platform between Beijing Shenghe Software Technology Co., Ltd. and Nanning New Oriental Education Training School Sch-3-20

SCHEDULE 4
4
JOINDER AGREEMENT TO THE MASTER EXCLUSIVE SERVICE AGREEMENT
2014 9 19 12.1 This Joinder Agreement (this “Joinder Agreement”) is made as of             , 20            by the undersigned (the “Joining Party”) in accordance with the Section 12.1 of the Master Exclusive Service Agreement dated September 19, 2014 (as amended, amended and restated or otherwise modified from time to time, collectively, the “Master Exclusive Service Agreement”) by and between Beijing Pioneer Technology Co., Ltd. and Beijing New Oriental Education & Technology (Group) Co., Ltd. (“New Oriental China”). Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Master Exclusive Service Agreement.
The Joining Party hereby acknowledges, agrees and confirms that, by executing this Joinder Agreement, the Joining Party shall be deemed to be a party to the Master Exclusive Service Agreement as of the date hereof and shall have all of the rights and obligations of a New Oriental China school or subsidiary under the Master Exclusive Service Agreement as if it had executed the Master Exclusive Service Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Master Exclusive Service Agreement. The Joining Party further authorizes New Oriental China, acting in its sole discretion and on behalf of the Joining Party, to enter into any amendments or supplemental agreements to the Master Exclusive Service Agreement as New Oriental China shall deem necessary or desirable, and agrees to be bound by such amendments or supplemental agreements.
IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.
[] [NAME OF JOINING PARTY] Sch-4-1

            Name: Title:
Sch-4-2

AMENDMENT NO. 1 TO MASTER EXCLUSIVE SERVICE AGREEMENT

This Amendment No. 1 to Master Exclusive Service Agreement (the “Amendment”) is entered into as of Jan 28th, 2016 by and between the following parties:

(1)	Beijing Pioneer Technology Co., Ltd. (the “WFOE”), a wholly foreign-owned enterprise registered in Beijing under the laws of the People’s Republic of China (“PRC”); and

(2)	New Oriental Education & Technology (Group) Co., Ltd. (“New Oriental China”), a domestic company registered in Beijing under the PRC laws.

The WFOE and New Oriental China are hereinafter altogether referred to as the “Parties” and individually, as a “Party.” Terms used but not defined herein have the meaning ascribed to such terms in the Service Agreement (as defined below).

RECITALS

WHEREAS, the WFOE and New Oriental China are parties to the Master Exclusive Service Agreement dated as of September 19, 2014 (the “Service Agreement”), and the Parties wish to amend the Service Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, the parties agree as follows:

1.	Amendment to the Service Agreement.

Set forth in Schedule 1 to this Amendment is an up-to-date list of New Oriental Schools and Subsidiaries as of the date hereof, which shall replace the Schedule 1 to the Service Agreement in its entirety. This list may be further updated from time to time by New Oriental China and provided to the WFOE.

1

2.	Effectiveness of this Amendment.

This Amendment shall become effective upon the execution hereof by the Parties.

3.	No Other Modification of Existing Terms.

This Amendment shall constitute an integral part of the Service Agreement and shall have the same full force and effect as all other provisions of the Service Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect or constitute a waiver of any of the terms, conditions, obligations, covenants or agreements contained in the Service Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

4.	Governing Law.

This Amendment, as an integral part of the Service Agreement, shall be construed in accordance with and governed by the laws of the PRC.

5.	Languages.

This Amendment is written in English and Chinese. Both language versions shall have the equal validity. In case of any discrepancy between the English version and the Chinese version, the English version shall prevail.

[Signature page follows]

2

IN WITNESS WHEREOF, the Parties have duly executed this Amendment on the date appearing at the head hereof.

Beijing Pioneer Technology Co., Ltd.

Authorized Representative:

Signature:	/s/ Authorized Representative
Seal:	/s/ Seal of Beijing Pioneer Technology Co., Ltd.

New Oriental Education & Technology (Group) Co., Ltd.

Authorized Representative:

Signature:	/s/ Authorized Representative
Seal:	/s/ Seal of New Oriental Education & Technology (Group) Co., Ltd.

[Signature Page to Amendment No. 1 to Master Exclusive Service Agreement]

SCHEDULE 1

List of New Oriental Schools and Subsidiaries

1.	Schools

No.	English Name of Schools
1.	Beijing Haidian District Privately-Funded New Oriental School
2.	Beijing Changping New Oriental Foreign Language School
3.	Shanghai Yangpu District New Oriental Advanced Study School
4.	Guangzhou Haizhu District Privately-Funded New Oriental Training School
5.	Guangzhou Panyu Privately-Funded New Oriental Training Center
6.	Guangzhou New Oriental Training School
7.	Wuhan New Oriental Training School
8.	Tianjin New Oriental Training School
9.	Xi’an Yanta District New Oriental Training School
10.	Nanjing Gulou New Oriental Advanced Study School
11.	Shenzhen New Oriental Training School
12.	Shenyang New Oriental Foreign Language Training School
13.	Chongqing New Oriental Training School
14.	Chengdu New Oriental School
15.	Xiangyang New Oriental Training School
16.	Harbin Nangang District New Oriental Training School
17.	Changsha Furong District New Oriental Training School
18.	Taiyuan New Oriental Training School
19.	Jinan New Oriental School
20.	Hangzhou New Oriental School
21.	Fuyang New Oriental Training School
22.	Changchun New Oriental Training School
23.	Zhengzhou New Oriental Training School
24.	Foshan New Oriental Training School
25.	Suzhou New Oriental School
26.	Shijiazhuang New Oriental School
27.	Hefei New Oriental Foreign Language Training School

No.	English Name of Schools
28.	Fuzhou Gulou District New Oriental Training school
29.	Yunnan New Oriental Training School
30.	Anshan New Oriental Training School
31.	Zhuzhou New Oriental Training School
32.	Yichang Xiling District New Oriental School
33.	Wuxi New Oriental Advanced Study School
34.	Jingzhou New Oriental School
35.	Nanchang Donghu District New Oriental Language School
36.	Dalian New Oriental Training School
37.	Huangshi New Oriental Training School
38.	Ningbo New Oriental School
39.	Lanzhou Chengguan District New Oriental School
40.	Xiamen Siming District New Oriental Education Training School
41.	Qingdao New Oriental Language Training School
42.	Nanning New Oriental Education Training School
43.	Changchun Tongwen Senior High School
44.	Changchun Tongwen Gaokao Training School
45.	Xuzhou New Oriental Advanced Study School
46.	Xiangtan Yuhu District New Oriental School
47.	Zhenjiang New Oriental Training Center
48.	Luoyang New Oriental School
49.	Nantong Chongchuan District New Oriental School
50.	Jilin Chuanying District New Oriental Training School
51.	Guiyang Yunyan District New Oriental School
52.	Inner Mongolia Huhhot New Oriental School
53.	Tangshan Lubei District New Oriental School
54.	Urumqi New Oriental Training School
55.	Beijing New Oriental Yangzhou Foreign Language School
56.	Shiyan New Oriental School
57.	China Management Software Institute
58.	Qingdao Laoshan District Happy Alice Kindergarten
59.	Qingdao Happy Alice Kindergarten
60.	Qingdao Chengyang District Happy Alice Kindergarten
61.	Wenzhou New Oriental School
62.	Quanzhou Fengze District New Oriental Education Training School

No.	English Name of Schools
63.	Weifang New Oriental Training School
64.	Zhuhai Xiangzhou District New Oriental Education Training Center

2.	Subsidiaries

No.	English Name of Subsidiaries
65.	Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
66.	Beijing New Oriental Dogwood Advertisement Co., Ltd.
67.	Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.
68.	Shanghai Dogwood Bookstore & Audio-Visual Products Co., Ltd.
69.	Guangzhou Dogwood Bookstore & Audio-Visual Products Co., Ltd.
70.	Wuhan New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
71.	Tianjin Dogwood Bookstore & Audio-Visual Products Co., Ltd.
72.	Xi’an New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
73.	Nanjing New Oriental Dogwood Bookstore Products Co., Ltd.
74.	Shenyang New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
75.	Chengdu New Oriental Dogwood Bookstore Products Co., Ltd.
76.	Chongqing New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
77.	Harbin New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
78.	Changsha New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
79.	Changchun New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
80.	Taiyuan New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
81.	Hangzhou Dogwood Bookstore Products Co., Ltd.
82.	Nanchang Dogwood Bookstore & Audio-Visual Products Co., Ltd.
83.	Kunming Dogwood Bookstore & Audio-Visual Products Co., Ltd.
84.	Dalian New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
85.	Lanzhou New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.

No.	English Name of Subsidiaries
86.	Shijiazhuang New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
87.	Suzhou New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
88.	Xuzhou New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
89.	Urumqi Dogwood Bookstore & Audio-Visual Products Co., Ltd.
90.	Xiamen New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
91.	Huhhot Dogwood Bookstore & Audio-Visual Products Co., Ltd.
92.	Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
93.	Shanghai Vision Overseas Service Company Limited
94.	Shandong New Oriental Vision Overseas Consultancy Co., Ltd.
95.	Leci Internet Technology(Beijing) Company Limited
96.	Beijing Dianshijingwei Technology Company Limited
97.	Shanxi New Oriental Vision Overseas Consultancy Co., Ltd
98.	Fujian New Oriental Vision Overseas Consultancy Co., Ltd.
99.	Guangdong Vision Overseas Consultancy Co., Ltd
100.	Xinjiang New Oriental Vision Overseas Consultancy Co., Ltd.
101.	Shaanxi New Oriental Vision Overseas Consultancy Co., Ltd.
102.	Tianjin New Oriental Vision Overseas Consultancy Co., Ltd
103.	Neimenggu New Oriental Vision Overseas Consultancy Co., Ltd
104.	Liaoning New Oriental Vision Overseas Consultancy Co., Ltd
105.	Gansu New Oriental Vision Overseas Consultancy Co., Ltd
106.	Qingdao New Oriental Vision Overseas Consultancy Co., Ltd.

No.	English Name of Subsidiaries
107.	New Oriental Vision Overseas Consulting (U.K.) Limited
108.	Beijing Walkite International Travel Co. Ltd.
109.	Qingdao Alice Education & Technology Company Limited
110.	Beijing Aixuehuisi Education & Technology Company Limited
111.	Beijing New Oriental MEGAWAY Education & Consulting Co., Ltd

/Execution Version

AMENDMENT NO. 2 TO MASTER EXCLUSIVE SERVICE AGREEMENT

This Amendment No. 2 to Master Exclusive Service Agreement (the “Amendment”) is entered into as of February 16, 2017 by and between the following parties:

(1)
Beijing Pioneer Technology Co., Ltd. (the “WFOE”), a wholly foreign-owned enterprise registered in Beijing under the laws of the People’s Republic of China (“PRC”); and

(2)

New Oriental Education & Technology Group Co., Ltd. (“New Oriental China”), a domestic company registered in Beijing under the PRC laws.

The WFOE and New Oriental China are hereinafter altogether referred to as the “Parties” and individually, as a “Party.” Terms used but not defined herein have the meaning ascribed to such terms in the Service Agreement (as defined below).

RECITALS

WHEREAS, the WFOE and New Oriental China are parties to the Master Exclusive Service Agreement dated as of September 19, 2014 and the Amendment No. 1 thereto dated as of January 28, 2016 (collectively, the “Service Agreement”), and the Parties wish to amend the Service Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, the parties agree as follows:

1.	Amendment to the Service Agreement.

(a)

The Parties agree to update and replace Section 2.1 of the Service Agreement in its entirety with the following:

1

/Execution Version

The WFOE has the right to designate and appoint, at its sole discretion, any entities affiliated with the WFOE to provide any and all service set forth in Section 1 hereof. Without limiting the generality of the foregoing, the WFOE hereby designates and appoints Beijing Hewstone Technology Co., Ltd., Beijing Decision Education & Consulting Co., Ltd., Beijing Smart Wood Software Technology Co., Ltd., Beijing Right Time Technology Co., Ltd., Beijing Joy Tend Technology Co., Ltd., Beijing Magnificence Technology Co., Ltd. and Beijing Top Technology Co., Ltd. and their respective subsidiaries as additional service providers (together with the WFOE, the “Service Providers”) to provide service set forth in Section 1 hereof.”

(b)

Set forth in Schedule 1 to this Amendment is an up-to-date list of the Existing Service Agreements provided by Section 2.3 of the Service Agreement, which shall replace the Schedule 3 to the Service Agreement in its entirety.

2.	Effectiveness of this Amendment.

This Amendment shall become effective upon the execution hereof by the Parties.

3.	No Other Modification of Existing Terms.

This Amendment shall constitute an integral part of the Service Agreement and shall have the same full force and effect as all other provisions of the Service Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect or constitute a waiver of any of the terms, conditions, obligations, covenants or agreements contained in the Service Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

2

/Execution Version

4.	Governing Law.

This Amendment, as an integral part of the Service Agreement, shall be construed in accordance with and governed by the laws of the PRC.

5.	Languages.

This Amendment is written in English and Chinese. Both language versions shall have the equal validity. In case of any discrepancy between the English version and the Chinese version, the English version shall prevail.

[ Signature page follows]

3

/Execution Version

IN WITNESS WHEREOF, the Parties have duly executed this Amendment on the date appearing at the head hereof.

Beijing Pioneer Technology Co., Ltd.

Authorized Representative:

Signature:	/s/ Authorized Representative
Seal:	/s/ Beijing Pioneer Technology Co., Ltd.

New Oriental Education & Technology Group Co., Ltd.

Authorized Representative:

Signature:	/s/ Authorized Representative
Seal:	/s/ New Oriental Education & Technology Group Co., Ltd.

[Signature Page to Amendment No. 2 to Master Exclusive Service Agreement]

/Execution Version

SCHEDULE 1

1

List of Existing Service Agreements

NO.	Existing Service Agreement
1	New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School
2	New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Tianjin New Oriental Training School
3	New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Xi’an Yanta District New Oriental Training School
4	New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School
5	New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Shenzhen New Oriental Training School
6	New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Chongqing New Oriental Training School
7	New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Chengdu New Oriental School
8	New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Changsha Furong District New Oriental Training School
9	New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Taiyuan New Oriental Training School
10	New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Changchun New Oriental Training School
11	New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Suzhou New Oriental School
12	New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Yunnan New Oriental Training School
13	New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Lanzhou Chengguan District New Oriental School

Schedule 1 – 1

/Execution Version

NO.	Existing Service Agreement
14	New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Xiamen Siming District New Oriental Education Training School
15	New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Jilin New Oriental Training School
16	Deep Research and Development Service Agreement - Knowledge Management Platform Database System between Beijing Decision Education & Consulting Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
17	Deep Research and Development Service Agreement - Knowledge Management Platform Database System between Beijing Decision Education & Consulting Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School
18	Deep Research and Development Service Agreement - Knowledge Management Platform Database System between Beijing Decision Education & Consulting Co., Ltd. and Tianjin New Oriental Training School
19	Deep Research and Development Service Agreement - Knowledge Management Platform Database System between Beijing Decision Education & Consulting Co., Ltd. and Changsha Furong District New Oriental Training School
20	Deep Research and Development Service Agreement - Knowledge Management Platform Database System between Beijing Decision Education & Consulting Co., Ltd. and Hefei New Oriental Foreign Language Training School
21	Deep Research and Development Service Agreement - iLearn Online Learning Platform between Beijing Decision Education & Consulting Co., Ltd. and Shenzhen New Oriental Training School
22	Deep Research and Development Service Agreement - iLearn Online Learning Platform between Beijing Decision Education & Consulting Co., Ltd. and Hefei New Oriental Foreign Language Training School
23	Deep Research and Development Service Agreement - iLearn Online Learning Platform between Beijing Decision Education & Consulting Co., Ltd. and Urumqi New Oriental Training School
24	Technology Service Agreement – Education Call Center Platform Development V1.0 between Beijing Pioneer Technology Company Limited and Changchun New Oriental Training School
25	Technology Service Agreement – New Oriental CRM System Development V1.0 between Beijing Pioneer Technology Company Limited and Zhengzhou New Oriental Training School
26	Technology Service Agreement – New Oriental CRM System Development V1.0 between Beijing Pioneer Technology Company Limited and Suzhou New Oriental School
27	Technology Service Agreement – New Oriental CRM System Development V1.0 between Beijing Pioneer Technology Company Limited and Lanzhou Chengguan District New Oriental School

Schedule 1 – 2

/Execution Version

NO.	Existing Service Agreement
28	Technology Service Agreement - Overseas Study Consultation Software V1.0 between Beijing Pioneer Technology Company Limited and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
29	Technology Service Agreement – Teaching and Research Materials Compiling System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School
30	Technology Service Agreement – Teaching and Research Materials Compiling System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Taiyuan New Oriental Training School
31	Technology Service Agreement – Distance Teacher Development System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Wuhan New Oriental Training School
32	Technology Service Agreement – Book Evaluation and Research and Development System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
33	Technology Service Agreement – Diagnostic and Evaluation of Students’ Learning System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
34	Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School
35	Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Wuhan New Oriental Training School
36	Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School
37	Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Chongqing New Oriental Training School
38	Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Chengdu New Oriental School
39	Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Xiangyang New Oriental Training School
40	Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School
41	Deep Research and Development Service Agreement – Teaching Data Analysis Platform between Beijing Right Time Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School

Schedule 1 – 3

/Execution Version

NO.	Existing Service Agreement
42	Deep Research and Development Service Agreement – Entering Capacity Evaluation Platform between Beijing Right Time Technology Co., Ltd. and Shanghai Vision Overseas Service Company Limited
43	Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
44	Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
45	Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Wuhan New Oriental Training School
46	Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School
47	Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School
48	Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Hefei New Oriental Foreign Language Training School
49	Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
50	Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School
51	Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Changchun Tongwen Gaokao Training School
52	Deep Research and Development Service Agreement – CMS Website Content Support Platform between Beijing Joy Tend Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
53	Deep Research and Development Service Agreement – CMS Website Content Support Platform between Beijing Joy Tend Technology Co., Ltd. and Shanghai Vision Overseas Service Company Limited
54	Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
55	Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
56	Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Tianjin New Oriental Training School
57	Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Chongqing New Oriental Training School

Schedule 1 – 4

/Execution Version

NO.	Existing Service Agreement
58	Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Chengdu New Oriental School
59	Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Xiangyang New Oriental Training School
60	Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Harbin Nangang District New Oriental Training School
61	Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Taiyuan New Oriental Training School
62	Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Jinan New Oriental School
63	Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Jilin Chuanying District New Oriental Training School
64	Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Urumqi New Oriental Training School
65	Deep Research and Development Service Agreement – Operating Support System between Beijing Top Technology Co., Ltd. and Changsha Furong District New Oriental Training School
66	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
67	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
68	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School
69	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center
70	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Guangzhou New Oriental Training School (Yuexiu District)
71	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Wuhan New Oriental Training School
72	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Tianjin New Oriental Training School
73	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School
74	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School

Schedule 1 – 5

/Execution Version

NO.	Existing Service Agreement
75	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Shenzhen New Oriental Training School
76	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Shenyang New Oriental Foreign Language Training School
77	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Chongqing New Oriental Training School
78	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Chengdu New Oriental School
79	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Harbin Nangang District New Oriental Training School
80	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Changsha Furong District New Oriental Training School
81	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Taiyuan New Oriental Training School
82	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Jinan New Oriental School
83	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Changchun New Oriental Training School
84	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School
85	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Zhengzhou New Oriental Training School
86	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Foshan New Oriental Training School
87	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Suzhou New Oriental School
88	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Shijiazhuang New Oriental School
89	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Hefei New Oriental Foreign Language Training School
90	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Fuzhou Gulou District New Oriental Training School
91	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Yunnan New Oriental Training School
92	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Anshan New Oriental Training School
93	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Zhuzhou New Oriental Training School
94	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Wuxi New Oriental Advanced Study School
95	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
96	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Jingzhou New Oriental School
97	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Dalian New Oriental Training School

Schedule 1 – 6

/Execution Version

NO.	Existing Service Agreement
98	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Ningbo New Oriental School
99	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School
100	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School
101	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Changchun Tongwen Gaokao Training School
102	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
103	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.
104	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
105	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Qingdao New Oriental Language Training School
106	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Shanghai Vision Overseas Service Company Limited
107	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Beijing Haidian District Privately-Funded New Oriental School
108	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Shanghai Yangpu District New Oriental Advanced Study School
109	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Guangzhou Haizhu District Privately-Funded New Oriental Training School
110	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center
111	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Guangzhou New Oriental Training School (Yuexiu District)
112	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Wuhan New Oriental Training School
113	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Tianjin New Oriental Training School
114	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Xi’an Yanta District New Oriental Training School
115	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Nanjing Gulou New Oriental Advanced Study School

Schedule 1 – 7

/Execution Version

NO.	Existing Service Agreement
116	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Shenzhen New Oriental Training School
117	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Shenyang New Oriental Foreign Language Training School
118	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Chongqing New Oriental Training School
119	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Chengdu New Oriental School
120	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Harbin Nangang District New Oriental Training School
121	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Changsha Furong District New Oriental Training School
122	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Taiyuan Oriental Training School
123	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Jinan New Oriental School
124	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Changchun New Oriental Training School
125	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Hangzhou New Oriental Advanced Study School
126	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Zhengzhou New Oriental Training School
127	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Foshan New Oriental Training School
128	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Suzhou New Oriental School
129	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Shijiazhuang New Oriental School
130	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Hefei New Oriental Foreign Language Training School
131	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Fuzhou Gulou District New Oriental Training School
132	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Yunnan New Oriental Training School
133	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Anshan New Oriental Training School
134	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Wuxi New Oriental Advanced Study School

Schedule 1 – 8

/Execution Version

NO.	Existing Service Agreement
135	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Nanchang Donghu District New Oriental Language School
136	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Jingzhou New Oriental School
137	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Dalian New Oriental Training School
138	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Ningbo New Oriental School
139	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Lanzhou Chengguan District New Oriental School
140	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Xiamen Siming District New Oriental Education Training School
141	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Qingdao New Oriental Language Training School
142	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Changchun Tongwen Gaokao Training School
143	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
144	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.
145	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
146	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Shanghai Vision Overseas Service Company Limited
147	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
148	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
149	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School
150	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center
151	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Guangzhou New Oriental Training School (Yuexiu District)

Schedule 1 – 9

/Execution Version

NO.	Existing Service Agreement
152	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Wuhan New Oriental Training School
153	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Tianjin New Oriental Training School
154	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School
155	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School
156	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Shenzhen New Oriental Training School
157	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Shenyang New Oriental Foreign Language Training School
158	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Chongqing New Oriental Training School
159	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Chengdu New Oriental School
160	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Harbin Nangang District New Oriental Training School
161	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Changsha Furong District New Oriental Training School
162	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Taiyuan New Oriental Training School
163	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Jinan New Oriental School
164	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Changchun New Oriental Training School
165	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School
166	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Zhengzhou New Oriental Training School
167	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Foshan New Oriental Training School
168	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Suzhou New Oriental School
169	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Shijiazhuang New Oriental School
170	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Hefei New Oriental Foreign Language Training School

Schedule 1 – 10

/Execution Version

NO.	Existing Service Agreement
171	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Fuzhou Gulou District New Oriental Training School
172	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Yunnan New Oriental Training School
173	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
174	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Dalian New Oriental Training School
175	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Ningbo New Oriental School
176	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School
177	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School
178	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Qingdao New Oriental Language Training School
179	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Changchun Tongwen Gaokao Training School
180	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Jilin Chuanying District New Oriental Training School
181	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
182	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.
183	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
184	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
185	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
186	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School
187	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center

Schedule 1 – 11

/Execution Version

NO.	Existing Service Agreement
188	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Guangzhou New Oriental Training School (Yuexiu District)
189	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Wuhan New Oriental Training School
190	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Tianjin New Oriental Training School
191	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School
192	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School
193	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Shenzhen New Oriental Training School
194	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Shenyang New Oriental Foreign Language Training School
195	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Chongqing New Oriental Training School
196	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Chengdu New Oriental School
197	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Harbin Nangang District New Oriental Training School
198	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Changsha Furong District New Oriental Training School
199	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Taiyuan New Oriental Training School
200	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Jinan New Oriental School
201	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Changchun New Oriental Training School
202	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School
203	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Zhengzhou New Oriental Training School
204	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Suzhou New Oriental School
205	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Shijiazhuang New Oriental School
206	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Hefei New Oriental Foreign Language Training School
207	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Fuzhou Gulou District New Oriental Training School
208	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Yunnan New Oriental Training School
209	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
210	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Dalian New Oriental Training School

Schedule 1 – 12

/Execution Version

NO.	Existing Service Agreement
211	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Ningbo New Oriental School
212	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School
213	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School
214	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Qingdao New Oriental Language Training School
215	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Changchun Tongwen Gaokao Training School
216	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Jilin Chuanying District New Oriental Training School
217	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Urumqi New Oriental Training School
218	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Shiyan New Oriental Training School
219	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Xiangyang New Oriental Training School
220	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
221	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.
222	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
223	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Shanghai Vision Overseas Service Company Limited
224	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
225	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School
226	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center
227	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Guangzhou New Oriental Training School (Yuexiu District)
228	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Wuhan New Oriental Training School
229	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Tianjin New Oriental Training School
230	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School

Schedule 1 – 13

/Execution Version

NO.	Existing Service Agreement
231	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School
232	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Shenzhen New Oriental Training School
233	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Shenyang New Oriental Foreign Language Training School
234	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Chongqing New Oriental Training School
235	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Chengdu New Oriental School
236	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Harbin Nangang District New Oriental Training School
237	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Changsha Furong District New Oriental Training School
238	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Taiyuan New Oriental Training School
239	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Jinan New Oriental School
240	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Changchun New Oriental Training School
241	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School
242	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Zhengzhou New Oriental Training School
243	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Suzhou New Oriental School
244	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Shijiazhuang New Oriental School
245	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Hefei New Oriental Foreign Language Training School
246	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Fuzhou Gulou District New Oriental Training School
247	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Yunnan New Oriental Training School
248	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Wuxi New Oriental Advanced Study School
249	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
250	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Dalian New Oriental Training School
251	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Ningbo New Oriental School
252	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School
253	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School

Schedule 1 – 14

/Execution Version

NO.	Existing Service Agreement
254	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Qingdao New Oriental Language Training School
255	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Changchun Tongwen Gaokao Training School
256	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Jilin Chuanying District New Oriental Training School
257	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Urumqi New Oriental Training School
258	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Shiyan New Oriental Training School
259	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Xiangyang New Oriental Training School
260	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Luoyang New Oriental School
261	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
262	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.
263	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
264	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Shanghai Vision Overseas Service Company Limited
265	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
266	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School
267	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center
268	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Guangzhou New Oriental Training School (Yuexiu District)
269	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Wuhan New Oriental Training School
270	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Tianjin New Oriental Training School
271	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School
272	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School
273	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Shenzhen New Oriental Training School

Schedule 1 – 15

/Execution Version

NO.	Existing Service Agreement
274	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Shenyang New Oriental Foreign Language Training School
275	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Chongqing New Oriental Training School
276	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Chengdu New Oriental School
277	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Harbin Nangang District New Oriental Training School
278	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Changsha Furong District New Oriental Training School
279	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Taiyuan New Oriental Training School
280	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Jinan New Oriental School
281	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Changchun New Oriental Training School
282	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School
283	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Zhengzhou New Oriental Training School
284	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Suzhou New Oriental School
285	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Shijiazhuang New Oriental School
286	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Hefei New Oriental Foreign Language Training School
287	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Fuzhou Gulou District New Oriental Training School
288	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Yunnan New Oriental Training School
289	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Wuxi New Oriental Advanced Study School
290	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
291	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Dalian New Oriental Training School
292	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Ningbo New Oriental School
293	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School
294	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School
295	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Qingdao New Oriental Language Training School

Schedule 1 – 16

/Execution Version

NO.	Existing Service Agreement
296	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Changchun Tongwen Gaokao Training School
297	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Jilin Chuanying District New Oriental Training School
298	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Urumqi New Oriental Training School
299	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Shiyan New Oriental Training School
300	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Xiangyang New Oriental Training School
301	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Luoyang New Oriental School
302	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
303	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.
304	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
305	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Shanghai Vision Overseas Service Company Limited
306	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
307	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School
308	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center
309	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Guangzhou New Oriental Training School (Yuexiu District)
310	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Wuhan New Oriental Training School
311	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Tianjin New Oriental Training School
312	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School
313	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School

Schedule 1 – 17

/Execution Version

NO.	Existing Service Agreement
314	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Shenzhen New Oriental Training School
315	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Shenyang New Oriental Foreign Language Training School
316	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Chongqing New Oriental Training School
317	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Chengdu New Oriental School
318	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Harbin Nangang District New Oriental Training School
319	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Changsha Furong District New Oriental Training School
320	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Taiyuan New Oriental Training School
321	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Jinan New Oriental School
322	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Changchun New Oriental Training School
323	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School
324	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Zhengzhou New Oriental Training School
325	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Suzhou New Oriental School
326	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Shijiazhuang New Oriental School
327	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Hefei New Oriental Foreign Language Training School
328	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Fuzhou Gulou District New Oriental Training School
329	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Yunnan New Oriental Training School
330	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
331	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Dalian New Oriental Training School
332	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Ningbo New Oriental School

Schedule 1 – 18

/Execution Version

NO.	Existing Service Agreement
333	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School
334	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School
335	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Qingdao New Oriental Language Training School
336	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Changchun Tongwen Gaokao Training School
337	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Jilin Chuanying District New Oriental Training School
338	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Nanning New Oriental Education Training School
339	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Urumqi New Oriental Training School
340	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Shiyan New Oriental Training School
341	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Xiangyang New Oriental Training School
342	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Luoyang New Oriental School
343	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Wuxi New Oriental Advanced Study School
344	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
345	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.
346	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
347	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Shanghai Vision Overseas Service Company Limited
348	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Nanning New Oriental Education Training School
349	Software Sales Agreement between Beijing Pioneer Technology Co., Ltd. and Nanning New Oriental Education Training School
350	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Nanning New Oriental Education Training School

Schedule 1 – 19

/Execution Version

NO.	Existing Service Agreement
351	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Nanning New Oriental Education Training School
352	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Nanning New Oriental Education Training School
353	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Nanning New Oriental Education Training School
354	Deep Research and Development Service Agreement – Interactive Test Paper Evaluation Platform between Beijing Shenghe Software Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
355	Deep Research and Development Service Agreement – Interactive Test Paper Evaluation Platform between Beijing Shenghe Software Technology Co., Ltd. and Nanning New Oriental Education Training School
356	Deep Research and Development Service Agreement – iLearn Online Learning Platform between Beijing Decision Education & Consulting Co., Ltd. and Guangzhou Panyu Privately-Funded New Oriental Education Training Center
357	Deep Research and Development Service Agreement – Knowledge Management Platform Database System between Beijing Decision Education & Consulting Co., Ltd. and Beijing Walkite International Travel Co., Ltd.
358	Deep Research and Development Service Agreement – iLearn Online Learning Platform between Beijing Decision Education & Consulting Co., Ltd. and Beijing Walkite International Travel Co., Ltd.
359	Technology Service Agreement – Education Call Center Platform Development V1.0 between Beijing Pioneer Technology Company Limited and Chengdu New Oriental School
360	Technology Service Agreement – Education Call Center Platform Development V1.0 between Beijing Pioneer Technology Company Limited and Taiyuan New Oriental Training School
361	Technology Service Agreement – Education Call Center Platform Development V1.0 between Beijing Pioneer Technology Company Limited and Jinan New Oriental School
362	Technology Service Agreement – Education Call Center Platform Development V1.0 between Beijing Pioneer Technology Company Limited and Fuyang New Oriental School
363	Technology Service Agreement – New Oriental CRM System Development V1.0 between Beijing Pioneer Technology Company Limited and Hangzhou New Oriental Advanced Study School
364	Technology Service Agreement – Education Call Center Platform Development V1.0 between Beijing Pioneer Technology Company Limited and Luoyang New Oriental School

Schedule 1 – 20

/Execution Version

NO.	Existing Service Agreement
365	Technology Service Agreement – Education Call Center Platform Development V1.0 between Beijing Pioneer Technology Company Limited and Suzhou New Oriental School
366	Technology Service Agreement – Education Call Center Platform Development V1.0 between Beijing Pioneer Technology Company Limited and Qingdao New Oriental Language Training School
367	Technology Service Agreement – Education Call Center Platform Development V1.0 between Beijing Pioneer Technology Company Limited and Urumqi New Oriental Training School
368	Technology Service Agreement - Overseas Study Consultation Software V1.0 between Beijing Pioneer Technology Company Limited and Shandong New Oriental Vision Overseas Consultancy Co., Ltd.
369	Technology Service Agreement – Teaching and Research Materials Compiling System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
370	Technology Service Agreement – Diagnostic and Evaluation of Students’ Learning System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Taiyuan New Oriental Training School
371	Technology Service Agreement – Teaching and Research Materials Compiling System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Fuyang New Oriental School
372	Technology Service Agreement – Diagnostic and Evaluation of Students’ Learning System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Fuzhou Gulou District New Oriental Training School
373	Technology Service Agreement – Teaching and Research Materials Compiling System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Yunnan New Oriental Training School
374	Technology Service Agreement – Teaching and Research Materials Compiling System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School
375	Technology Service Agreement – Teaching and Research Materials Compiling System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School
376	Technology Service Agreement – Diagnostic and Evaluation of Students’ Learning System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Xuzhou New Oriental Training School
377	Technology Service Agreement – Diagnostic and Evaluation of Students’ Learning System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Jilin New Oriental Training School

Schedule 1 – 21

/Execution Version

NO.	Existing Service Agreement
378	Technology Service Agreement – Diagnostic and Evaluation of Students’ Learning System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Zhenjiang New Oriental Training School
379	Technology Service Agreement – Diagnostic and Evaluation of Students’ Learning System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Shandong New Oriental Vision Overseas Consultancy Co., Ltd.
380	Deep Research and Development Service Agreement – Teaching Data Analysis Platform between Beijing Right Time Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School
381	Deep Research and Development Service Agreement – Entering Capacity Evaluation Platform between Beijing Right Time Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School
382	Deep Research and Development Service Agreement – Teaching Data Analysis Platform between Beijing Right Time Technology Co., Ltd. and Shijiazhuang New Oriental School
383	Deep Research and Development Service Agreement – Teaching Data Analysis Platform between Beijing Right Time Technology Co., Ltd. and Fuzhou Gulou District New Oriental Training School
384	Deep Research and Development Service Agreement – Teaching Data Analysis Platform between Beijing Right Time Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
385	Deep Research and Development Service Agreement – CMS Website Content Support Platform between Beijing Joy Tend Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School
386	Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School
387	Deep Research and Development Service Agreement – Operating Support System between Beijing Top Technology Co., Ltd. and Changchun New Oriental Training School
388	Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Wuxi New Oriental Advanced Study School
389	Deep Research and Development Service Agreement – Operating Support System between Beijing Top Technology Co., Ltd. and Shandong New Oriental Vision Overseas Consultancy Co., Ltd.

Schedule 1 – 22

/Execution Version

NO.	Existing Service Agreement
390	Deep Research and Development Service Agreement – Interactive Test Paper Evaluation Platform between Beijing Shenghe Software Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
391	Deep Research and Development Service Agreement – Interactive Test Paper Evaluation Platform between Beijing Shenghe Software Technology Co., Ltd. and Chongqing New Oriental Training School
392	Deep Research and Development Service Agreement – Interactive Test Paper Evaluation Platform between Beijing Shenghe Software Technology Co., Ltd. and Xiangyang New Oriental Training School
393	Deep Research and Development Service Agreement – Interactive Test Paper Evaluation Platform between Beijing Shenghe Software Technology Co., Ltd. and Jinan New Oriental School
394	Deep Research and Development Service Agreement – Interactive Test Paper Evaluation Platform between Beijing Shenghe Software Technology Co., Ltd. and Zhengzhou New Oriental Training School
395	Deep Research and Development Service Agreement – Interactive Test Paper Evaluation Platform between Beijing Shenghe Software Technology Co., Ltd. and Suzhou New Oriental School
396	Deep Research and Development Service Agreement – Interactive Test Paper Evaluation Platform between Beijing Shenghe Software Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
397	Deep Research and Development Service Agreement – Interactive Test Paper Evaluation Platform between Beijing Shenghe Software Technology Co., Ltd. and Foshan New Oriental Training School
398	Deep Research and Development Service Agreement – Interactive Test Paper Evaluation Platform between Beijing Shenghe Software Technology Co., Ltd. and Xuzhou New Oriental Training School
399	Deep Research and Development Service Agreement – Preferential Engine System between Beijing Magnificence Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
400	Deep Research and Development Service Agreement – Education Call System between Beijing Magnificence Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
401	Deep Research and Development Service Agreement – Preferential Engine System between Beijing Magnificence Technology Co., Ltd. and Wuhan New Oriental Training School
402	Deep Research and Development Service Agreement – Preferential Engine System between Beijing Magnificence Technology Co., Ltd. and Shenzhen New Oriental Training School

Schedule 1 – 23

/Execution Version

NO.	Existing Service Agreement
403	Deep Research and Development Service Agreement – Preferential Engine System between Beijing Magnificence Technology Co., Ltd. and Harbin Nangang District New Oriental Training School
404	Deep Research and Development Service Agreement – Education Call System between Beijing Magnificence Technology Co., Ltd. and Changsha Furong District New Oriental Training School
405	Deep Research and Development Service Agreement – Preferential Engine System between Beijing Magnificence Technology Co., Ltd. and Changchun New Oriental Training School
406	Deep Research and Development Service Agreement – Education Call System between Beijing Magnificence Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School
407	Deep Research and Development Service Agreement – Preferential Engine System between Beijing Magnificence Technology Co., Ltd. and Fuyang New Oriental School
408	Deep Research and Development Service Agreement – Preferential Engine System between Beijing Magnificence Technology Co., Ltd. and Luoyang New Oriental School
409	Deep Research and Development Service Agreement – Preferential Engine System between Beijing Magnificence Technology Co., Ltd. and Suzhou New Oriental School
410	Deep Research and Development Service Agreement – Preferential Engine System between Beijing Magnificence Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School
411	Deep Research and Development Service Agreement – Education Call System between Beijing Magnificence Technology Co., Ltd. and Wuxi New Oriental Advanced Study School
412	Deep Research and Development Service Agreement – Preferential Engine System between Beijing Magnificence Technology Co., Ltd. and Changchun Tongwen Gaokao Training School
413	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
414	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Zhenjiang New Oriental Training School
415	Software Sales Agreement between Beijing Pioneer Technology Co., Ltd. and Xuzhou New Oriental Training School
416	Software Sales Agreement between Beijing Pioneer Technology Co., Ltd. and Changchun Tongwen Gaokao Training School
417	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Quanzhou New Oriental Training School
418	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Jilin New Oriental Training School

Schedule 1 – 24

/Execution Version

NO.	Existing Service Agreement
419	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Zhenjiang New Oriental Training School
420	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Quanzhou New Oriental Training School
421	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
422	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Quanzhou New Oriental Training School
423	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Zhenjiang New Oriental Training School
424	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Quanzhou New Oriental Training School
425	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Zhenjiang New Oriental Training School
426	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Quanzhou New Oriental Training School
427	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Zhenjiang New Oriental Training School

Schedule 1 – 25